Subsequent events	12 Months Ended
Dec. 31, 2024
Subsequent events
Subsequent events

40 Subsequent events

In January 2025, Eni issued two hybrid bonds for a total nominal amount of €1.5 billion to repurchase a similar hybrid bond of the same amount outstanding at the balance sheet date, which was close to its reset date. Following the repurchase offer, about 83% of the outstanding hybrid bond has been delivered to Eni in acceptance of the repurchase offer for an amount of about €1.25 billion.

On March 6, 2025, Eni and the private equity fund KKR completed the investment transaction agreed in October 2024 with KKR acquiring a 25% noncontrolling interest in Eni’s subsidiary Enilive for a consideration of about €2.97 billion. Previously, in February 2025, Eni and KKR had agreed another investment transaction of a further 5% acquisition by KKR of the share capital of Enilive based on the same terms and condition as the transaction defined in October 2024. At closing, the fund will have a shareholding of 30% in Enilive.

On March 19, 2025, Eni and Vitol agreed on the economic terms and conditions of the farm-out to Vitol of a 25% working interest in the Eni-operated Congo FLNG project (with Eni retaining a post-closing 40% w.i.) and of a 30% working interest in the Eni-operated Baleine oil project offshore Cote d’Ivoire (with Eni retaining a post-closing 47.25% w.i.) for a cash consideration of $1.65 billion and economic date January 1, 2024. Closing is subject to customary regulatory approval and other conditions.

At the end of March 2025, Eni was notified by the U.S. Department of State that prior authorization concerning in-kind repayment through oil supplies of gas produced and supplied in Venezuela to PDVSA have been withdrawn. Eni continues its transparent engagement with U.S. Authorities on the matter to identify options for ensuring that non-sanctioned gas supplies can be remunerated by PDVSA.